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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 1999


                              STEEL DYNAMICS, INC.
             (Exact name of registrant as specified in its charter)


               Indiana                0-21719                    35-1929476
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of indorporation or                                      Identification No.)

7030 Pointe Inverness Way, Suite 310,                                46804
Fort Wayne, Indiana                                                (Zip Code)
(Address of principal executive offices)





Registrant's telephone number, including area code: 219-459-3553

         (Former name or former address, if changed since last report.)
                                 Not Applicable



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

     Mr. William Strittmatter, a director of the Company since 1994, has resigned as a director, effective November 5, 1999, and the Board of Directors accepted Mr. Strittmatter's resignation with regret.

     Mr. Strittmatter's resignation was not the result of any disagreement or controversy that would require disclosure under Item 6 of this Form 8K.

     The text of Mr. Strittmatter's letter of resignation is attached as Exhibit A.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEEL DYNAMICS, INC.

Dated:  December 20, 1999              By: /s/ Tracy L. Shellabarger, Secretary
                                           ------------------------------------
                                               Tracy L. Shellabarger, Secretary